SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On May 7, 2008, FTI Consulting, Inc. (“FTI”) issued its press release (the “Press Release”) reporting its financial results for the first quarter ended March 31, 2008 and updating its outlook for the fiscal year ending December 31, 2008. The full text of the Press Release (including financial tables and updated 2008 outlook) issued on May 7, 2008 is furnished as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.01.	Regulation FD Disclosure

The Press Release (and financial tables) includes information regarding earnings before interest, taxes, depreciation and amortization and litigation settlement losses (“EBITDA”) for FTI and each of its five business segments for the three months ended March 31, 2008. Although EBITDA and Segment EBITDA are not measures of financial condition or performance determined in accordance with GAAP, FTI believes that they can be useful operating performance measures for evaluating FTI’s results of operations as compared from period to period and as compared to its competitors. EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in FTI’s industry. FTI uses EBITDA to evaluate and compare the operating performance of its segments and it is one of the primary measures used to determine employee bonuses. FTI also uses EBITDA to value businesses it acquires or anticipates acquiring. Reconciliations of EBITDA to net income and operating income and Segment EBITDA to operating income are included in the accompanying tables to the Press Release. EBITDA is not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. In addition, EBITDA is one of the financial measures included in the maintenance covenants contained in FTI’s bank credit facility and, thus, as a supplemental financial measure is also indicative of the FTI’s capacity to service debt and thereby provides additional useful information to investors regarding the FTI’s financial condition and results of operations. EBITDA for purposes of those covenants is not calculated in the same manner as it is calculated in the accompanying table. With respect to FTI’s updated outlook for 2008, a reconciliation of EBITDA to net income or operating income as projected for the year ending December 31, 2008 is not provided because FTI cannot reasonably determine the components of net income to provide a reconciliation to EBITDA for its 2008 fiscal year with certainty at this time.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated May 7, 2008 (including Financial Tables and 2008 Updated Outlook) of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: May 8, 2008	By:	/S/ ERIC B. MILLER
Eric B. Miller
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 7, 2008 (including Financial Tables and 2008 Updated Outlook), of FTI Consulting, Inc.

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